SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2004
                                                           ------------


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



FLORIDA                               000-30486              65-0738251
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
  of incorporation)                                          Identification No.)


420 Lexington Avenue, New York, New York                                10170
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (646) 227-1600
                                                           --------------

ITEM 2.               ACQUISITION OR DISPOSITION OF ASSETS

     On June 3, 2004 (the "Closing"), an indirect subsidiary of Advanced Communications Technologies, Inc. ("ACT"), Cyber-Test, Inc. ("C-T Delaware"), purchased substantially all of the assets of Cyber-Test, Inc., a privately held Florida corporation ("C-T Florida"). C-T Delaware is a newly formed Delaware corporation and a wholly-owned subsidiary of Encompass Group Affiliates, Inc., which is a wholly-owned subsidiary of ACT ("Encompass" and collectively with ACT and C-T Delaware, the "Company").

     C-T Florida's principal executive offices, which will be the principal executive offices of C-T Delaware, are located in Longwood, Florida. C-T Florida was engaged in the business of providing warranty and other office equipment services on behalf of sellers of office equipment. All of the assets of C-T
Florida shall remain with C-T Delaware and C-T Delaware will carry on the business of C-T Florida going forward. Although the transaction closed on June 3, 2004, the parties had signed the Asset Purchase Agreement on May 27, 2004 (the "Asset Purchase Agreement").

     The purchase price for the assets of C-T Florida (the "Purchase Price") was determined as a result of arm's length negotiations between C-T Florida and C-T Delaware. Neither C-T Florida nor its principals were, prior to the consummation of this transaction, affiliated with the Company and neither the Company nor any of its affiliates has any ownership interest in C-T Florida.

     The Purchase Price consists of three components, as follows:

          (a)  a fixed payment of $3,000,000 paid in cash at Closing;

          (b) a 6% senior unsecured promissory note in the original principal amount of $547,000 (the "Note"), the principal of which shall be repaid in three
(3) equal annual installments of $182,333.33 on the first, second and third anniversary of the date of issuance of the Note, together with all unpaid interest accrued prior to such payment date; and

          (c) a right to earn shares of ACT's common stock, to be earned as follows:

     On June 30 of each year during the three (3) year period commencing July 1, 2004 and ending June 30, 2007, C-T Florida has the right to receive 16,666,667 shares of ACT's common stock (the "Earn-Out Shares"), provided that C-T Delaware achieves the Milestones (as defined below) during such year. In the event that C-T Delaware does not achieve the Milestones during any year, the Earn-Out Shares for such year are forfeited and, except as provided below, C-T Florida has no right to re-earn such Earn-Out Shares in a future year. Notwithstanding the foregoing, in the event the Milestones are not achieved in a given year, the board of directors of ACT has the right, in its sole and absolute discretion, to grant to C-T Florida all or a portion of the Earn-Out Shares that could have been earned during such year.

     Upon earning the Earn-Out Shares, if applicable, the Earn-Out Shares will be placed in escrow to be held by an escrow agent and released upon Lisa Welton's completion of the original three (3) year term of her employment agreement (as described below), all in accordance with the terms of an escrow agreement entered into between C-T Delaware and C-T Florida. Upon release from escrow, the Earn-Out Shares will have piggyback registration rights, subject to customary underwriters' cutbacks.

     "Milestones" means the following revenue and EBIDTA (earnings before interest, depreciation, taxes and amortization) goals of C-T Delaware for the applicable year:

--------------------------------------------------------------------------------
   Fiscal Year End                    Revenues                          EBIDTA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    June 30, 2005                  $  6,600,000                       $  500,000
--------------------------------------------------------------------------------
    June 30, 2006                  $  8,600,000                       $  860,000
--------------------------------------------------------------------------------
    June 30, 2007                  $ 11,600,000                       $1,400,000
--------------------------------------------------------------------------------

     At Closing, C-T Florida delivered its final Closing balance sheet to C-T Delaware, with "net working capital" $47,000 in excess of the net working capital assumed in determining the original purchase price. Accordingly, pursuant to the terms of the Asset Purchase Agreement, the original principal amount of the Note was increased from $500,000 to $547,000 at Closing. C-T Delaware is entitled, for a period of sixty (60) days after Closing, to review the final Closing balance sheet, and to request, on or prior to the expiration of the sixty (60) day period, a Purchase Price reduction if it does not agree with the net working capital on the final Closing balance sheet. In the event C-T Delaware and C-T Florida cannot agree on the net working capital, they will retain an independent accounting firm to determine the net working capital, which determination will be binding on both parties.

     In connection with the transaction, Lisa Welton, the President of C-T Florida ("Welton"), entered into an employment agreement with the Company, and Thomas Sutlive, the Vice-President of C-T Florida ("Sutlive"), entered into and employment agreement with C-T Delaware. Welton has been with C-T Florida since 1992 and Sutlive has been with C-T Florida since 1994.

     In accordance with the terms of Welton's employment agreement, Welton will hold the offices of President and Chief Executive Officer, and be a director, of C-T Delaware, as well as hold the office of Executive Vice-President of
Encompass. The term of Welton's employment agreement is three (3) years. In addition, Welton's employment agreement provides that if her employment is terminated for any reason, other than "without cause" by the Company, prior to the end of the original term, all Earn-Out Shares, whether earned or unearned, shall be forfeited by C-T Florida. In accordance with the terms of Sutlive's employment agreement, Sutlive will hold the office of Vice-President of C-T Delaware. The term of Sutlive's employment agreement is three (3) years. Both agreements contain standard confidentiality, noncompete and work-for-hire provisions.

     In connection with the transaction, C-T Florida and each shareholder of C-T Florida signed a noncompetition agreement with C-T Delaware, and C-T Florida changed its name to one not resembling the name "Cyber-Test."

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)   Financial Statements

                The financial statements required pursuant to Article 3 of Regulation S-X are attached hereto as Exhibit 99.2.

          (b)   Pro Forma Financial Statements

                The Pro Forma financial statements required pursuant to Article 11 of Regulation S-X will be filed by amendment to this initial report on Form 8-K, no later than 60 days after the date that this Report must be filed.

          (c)   Exhibits

          10.1 Asset Purchase Agreement, dated May 27, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Cyber-Test, Inc., a Florida corporation.

          10.2 6% Senior Unsecured Promissory Note, in the original principal amount of $547,000 issued on June 3, 2004 by Cyber-Test, Inc., a Delaware corporation in favor of Cyber-Test, Inc., a Florida corporation.

          10.3  Escrow Agreement, June 3, 2004, by and between Cyber-Test, Inc.,
                a  Delaware   corporation  and   Cyber-Test,   Inc.,  a  Florida
                corporation.

          10.4 NonCompetition Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation, and Cyber-Test, Inc., a Florida corporation and the shareholders of Cyber-Test Florida.

          10.5 Employment Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Lisa Welton.

          10.6 Employment Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Thomas Sutlive.

          23.1 Consent of Chatham, Seland & Lashley, P.A., independent auditors of Cyber-Test, Inc., a Florida corporation

          99.1  Press Release dated June 8, 2004.

          99.2 Audited Financial Statements of Cyber-Test, Inc., a Florida corporation, for calendar year 2002 and 2003.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.



                                      By: /s/ Wayne I. Danson
                                      ------------------------------------------
                                          Wayne I. Danson, President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX


          10.1 Asset Purchase Agreement, dated May 27, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Cyber-Test, Inc., a Florida corporation.

          10.2 6% Senior Unsecured Promissory Note, in the original principal amount of $547,000 issued on June 3, 2004 by Cyber-Test, Inc., a Delaware corporation in favor of Cyber-Test, Inc., a Florida corporation.

          10.3  Escrow Agreement, June 3, 2004, by and between Cyber-Test, Inc.,
                a  Delaware   corporation  and   Cyber-Test,   Inc.,  a  Florida
                corporation.

          10.4 NonCompetition Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation, and Cyber-Test, Inc., a Florida corporation and the shareholders of Cyber-Test Florida.

          10.5 Employment Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Lisa Welton.

          10.6 Employment Agreement, June 3, 2004, by and between Cyber-Test, Inc., a Delaware corporation and Thomas Sutlive.

          23.1 Consent of Chatham, Seland & Lashley, P.A., independent auditors of Cyber-Test, Inc., a Florida corporation

          99.1  Press Release dated June 8, 2004.

          99.2 Audited Financial Statements of Cyber-Test, Inc., a Florida corporation, for calendar year 2002 and 2003.